Exhibit 4(iv) under Form N-1A
                      Exhibit 3(c) under Item 601/Reg. S-K


                           FEDERATED INSURANCE SERIES
                       FEDERATED HIGH INCOME BOND FUND II

                           NUMBER SHARES
_____                             PORTFOLIO                       _____

ACCOUNT NO.    ALPHA CODE      ORGANIZED UNDER THE       SEE REVERSE SIDE FOR
                               LAWS OF THE               CERTAIN DEFINITIONS
                               COMMONWEALTH OF
                               MASSACHUSETTS


THIS IS TO CERTIFY THAT            is the owner of





                                                                 CUSIP 313916306


                                                                  Fully
                                                               Paid and
                                                               Non-Assessable
                                                               Shares of
                                                               Beneficial
                                                               Interest of
                                                               the
                                                               FEDERATED
                                                               UTILITY FUND
                                                               II Portfolio
                                                               of FEDERATED
                                                               INSURANCE
                                                               SERIES
hereafter called the "Trust," transferable on the books of the Trust by the owner, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

         The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust, and all amendments thereto, to all of which the holder by acceptance hereof assents.

         This Certificate is not valid unless countersigned by the Transfer
Agent.

         IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:                                       FEDERATED INSURANCE SERIES
                                 Corporate Seal
                                      1993
                                  Massachusetts



/s/    David M. Taylor                 /s/ John F. Donahue
       Treasurer                      Chairman


Countersigned:        Federated Shareholder    Services Company    (Pittsburgh)
                      Transfer Agent
By:
                                                     Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian...
TEN ENT -       as tenants by the entirety   (Cust)  (Minor)
JT TEN -        as joint tenants with the right under Uniform Gifts to
                    of survivorship and not as         Minors Act
                tenants in common   (State)

         Additional abbreviations may also be used though not in the above list.

         For value received__________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------


-----------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of the beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________
_____________________________________________________________ Attorney to
transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                      NOTICE:______________________________
                                      THE SIGNATURE TO THIS
                                      ASSIGNMENT MUST CORRESPOND
                                      WITH THE NAME AS WRITTEN
                                      UPON THE FACE OF THE
                                      CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT
                                      ALTERATION OR ENLARGEMENT
                                      OR ANY CHANGE WHATEVER.


ALL PERSONS DEALING WITH FEDERATED INSURANCE SERIES, A MASSACHUSETTS BUSINESS TRUST, MUST LOOK SOLELY TO THE TRUST PROPERTY FOR THE ENFORCEMENT OF ANY CLAIM AGAINST THE TRUST, AS THE TRUSTEES, OFFICERS, AGENTS OR SHAREHOLDERS OF THE TRUST ASSUME NO PERSONAL LIABILITY WHATSOEVER FOR OBLIGATIONS ENTERED INTO ON BEHALF OF THE TRUST.

                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.       The Certificate is outlined by a green one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.       The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

         The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.